EXHIBIT 99.1
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                                                           [LOGO - NEXEN, INC.]

                         NEXEN INC. 801 - 7th Ave. SW Calgary, AB Canda T2P 3P7
                         T 403 699-4000  F 403 699-5776   www.nexeninc.com

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N E W S   R E L E A S E

                                                      For immediate release


   NEXEN ANNOUNCES RESULTS OF SIDETRACK AT KNOTTY HEAD IN THE GULF OF MEXICO
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CALGARY,  ALBERTA,  MARCH 21, 2006 - Nexen  announced  today that drilling and logging operations on the sidetrack well at the Knotty Head discovery on Green Canyon 512 have concluded.

The discovery well was drilled in 2005 to a total depth of 34,189 feet and encountered approximately 600 feet of net oil pay in multiple zones. The sidetrack well was drilled downdip to a total depth of 32,986 feet, with a bottom-hole location approximately 4,500 feet to the south of the original wellbore. The sidetrack encountered all reservoirs seen in the discovery well and approximately 400 feet of net oil pay were logged. Nexen's pre-drill resource estimate for the field, prior to drilling the first exploration well was 350 million to 1 billion barrels. Based on the results of this drilling, our resource estimate for the field is now 200 to 500 million barrels of oil equivalent. We believe the majority of the resources are located on our leasehold. The field is located in approximately 3,500 feet of water.

"We are encouraged with the results of the wells drilled to date, which has confirmed Knotty Head to be a potential world-class discovery," said Charlie Fischer, Nexen's President and CEO. "We will continue to accelerate the appraisal of the field in order to determine ultimate reserves and formulate an optimal development plan."

Nexen is the operator of the block with a 25% working interest. Other owners in the block include Anadarko Petroleum Corporation (NYSE: APC) (25%), BHP Billiton (NYSE: BHP) (25%) and Chevron (NYSE: CVX) (25%). Nexen Inc. is an independent, Canadian-based global energy company, listed on the Toronto and New York stock exchanges under the symbol NXY. We are uniquely positioned for growth in the North Sea, deep-water Gulf of Mexico, the Athabasca oil sands of Alberta, the Middle East and offshore West Africa. We add value for shareholders through successful full-cycle oil and gas exploration and development and leadership in ethics, integrity and environmental protection.

For further information, please contact:

KEVIN FINN
Vice President, Investor Relations
(403) 699-5166

GRANT DREGER, CA
Manager, Investor Relations
(403) 699-5273

801 - 7th Ave SW
Calgary, Alberta, Canada T2P 3P7
www.nexeninc.com

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FORWARD LOOKING STATEMENTS

CERTAIN STATEMENTS IN THIS REPORT CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED. SUCH STATEMENTS ARE GENERALLY IDENTIFIABLE BY THE TERMINOLOGY USED SUCH AS "INTEND", "PLAN", "EXPECT", "ESTIMATE", "BUDGET", "OUTLOOK" OR OTHER SIMILAR WORDS, AND INCLUDE STATEMENTS RELATING TO FUTURE PRODUCTION ASSOCIATED WITH OUR COAL BED METHANE, LONG LAKE, NORTH SEA AND WEST AFRICA PROJECTS.

THE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE ACTUAL RESULTS, LEVELS OF ACTIVITY AND ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH STATEMENTS. SUCH FACTORS INCLUDE, AMONG OTHERS: MARKET PRICES FOR OIL AND GAS AND CHEMICALS PRODUCTS; THE ABILITY TO EXPLORE, DEVELOP, PRODUCE AND TRANSPORT CRUDE OIL AND NATURAL GAS TO MARKETS; THE RESULTS OF EXPLORATION AND DEVELOPMENT DRILLING AND RELATED ACTIVITIES; FOREIGN-CURRENCY EXCHANGE RATES; ECONOMIC CONDITIONS IN THE COUNTRIES AND REGIONS WHERE NEXEN CARRIES ON BUSINESS; ACTIONS BY GOVERNMENTAL AUTHORITIES INCLUDING INCREASES IN TAXES, CHANGES IN ENVIRONMENTAL AND OTHER LAWS AND REGULATIONS; RENEGOTIATIONS OF CONTRACTS; AND POLITICAL UNCERTAINTY, INCLUDING ACTIONS BY INSURGENT OR OTHER ARMED GROUPS OR OTHER CONFLICT. THE IMPACT OF ANY ONE FACTOR ON A PARTICULAR FORWARD-LOOKING STATEMENT IS NOT DETERMINABLE WITH CERTAINTY AS SUCH FACTORS ARE INTERDEPENDENT UPON OTHER FACTORS, AND MANAGEMENT'S COURSE OF ACTION WOULD DEPEND ON ITS ASSESSMENT OF THE FUTURE CONSIDERING ALL INFORMATION THEN AVAILABLE. ANY STATEMENTS AS TO POSSIBLE COMMERCIALITY, DEVELOPMENT PLANS, CAPACITY EXPANSIONS, DRILLING OF NEW WELLS, ULTIMATE RECOVERABILITY OF RESERVES, FUTURE PRODUCTION RATES, CASH FLOWS OR ABILITY TO EXECUTE ON THE DISPOSITION OF ASSETS OR BUSINESSES, AND CHANGES IN ANY OF THE FOREGOING ARE FORWARD-LOOKING STATEMENTS.

ALTHOUGH WE BELIEVE THAT THE EXPECTATIONS CONVEYED BY THE FORWARD-LOOKING STATEMENTS ARE REASONABLE BASED ON INFORMATION AVAILABLE TO US ON THE DATE SUCH FORWARD-LOOKING STATEMENTS WERE MADE, NO ASSURANCES CAN BE GIVEN AS TO FUTURE RESULTS, LEVELS OF ACTIVITY AND ACHIEVEMENTS. READERS SHOULD ALSO REFER TO ITEMS 7 AND 7A IN OUR 2004 ANNUAL REPORT ON FORM 10-K FOR FURTHER DISCUSSION OF THE RISK FACTORS.

CAUTIONARY NOTE TO US INVESTORS - THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (SEC) PERMITS OIL AND GAS COMPANIES, IN THEIR FILINGS WITH THE SEC, TO DISCUSS ONLY PROVED RESERVES THAT ARE SUPPORTED BY ACTUAL PRODUCTION OR CONCLUSIVE FORMATION TESTS TO BE ECONOMICALLY AND LEGALLY PRODUCIBLE UNDER EXISTING ECONOMIC AND OPERATING CONDITIONS. IN THIS PRESS RELEASE, WE MAY REFER TO "RECOVERABLE RESERVES", "PROBABLE RESERVES" AND "RECOVERABLE RESOURCES" WHICH ARE INHERENTLY MORE UNCERTAIN THAN PROVED RESERVES. THESE TERMS ARE NOT USED IN OUR FILINGS WITH THE SEC. OUR RESERVES AND RELATED PERFORMANCE MEASURES REPRESENT OUR WORKING INTEREST BEFORE ROYALTIES, UNLESS OTHERWISE INDICATED. PLEASE REFER TO OUR ANNUAL REPORT ON FORM 10-K AVAILABLE FROM US OR THE SEC FOR FURTHER RESERVE DISCLOSURE.

IN ADDITION, UNDER SEC REGULATIONS, THE SYNCRUDE OIL SANDS OPERATIONS ARE CONSIDERED MINING ACTIVITIES RATHER THAN OIL AND GAS ACTIVITIES. PRODUCTION, RESERVES AND RELATED MEASURES IN THIS RELEASE INCLUDE RESULTS FROM THE COMPANY'S SHARE OF SYNCRUDE.

CAUTIONARY NOTE TO CANADIAN INVESTORS - NEXEN IS REQUIRED TO DISCLOSE OIL AND GAS ACTIVITIES UNDER NATIONAL INSTRUMENT 51-101-- STANDARDS OF DISCLOSURE FOR OIL AND GAS ACTIVITIES (NI 51-101). HOWEVER, THE CANADIAN SECURITIES
REGULATORY AUTHORITIES (CSA) HAVE GRANTED US EXEMPTIONS FROM CERTAIN PROVISIONS OF NI 51-101 TO PERMIT US STYLE DISCLOSURE. THESE EXEMPTIONS WERE SOUGHT BECAUSE WE ARE A US SECURITIES AND EXCHANGE COMMISSION (SEC) REGISTRANT AND OUR SECURITIES REGULATORY DISCLOSURES, INCLUDING FORM 10-K AND OTHER RELATED FORMS, MUST COMPLY WITH SEC REQUIREMENTS. OUR DISCLOSURES MAY DIFFER FROM THOSE CANADIAN COMPANIES WHO HAVE NOT RECEIVED SIMILAR EXEMPTIONS UNDER NI 51-101.

PLEASE READ THE "SPECIAL NOTE TO CANADIAN INVESTORS" IN ITEM 7A IN OUR 2004 ANNUAL REPORT ON FORM 10-K, FOR A SUMMARY OF THE EXEMPTION GRANTED BY THE CSA AND THE MAJOR DIFFERENCES BETWEEN SEC REQUIREMENTS AND NI 51-101. THE SUMMARY IS NOT INTENDED TO BE ALL-INCLUSIVE OR TO CONVEY SPECIFIC ADVICE. RESERVE ESTIMATION IS HIGHLY TECHNICAL AND REQUIRES PROFESSIONAL COLLABORATION AND JUDGMENT. THE DIFFERENCES BETWEEN SEC REQUIREMENTS AND NI 51-101 MAY BE MATERIAL.

OUR PROBABLE RESERVES DISCLOSURE APPLIES THE SOCIETY OF PETROLEUM ENGINEERS/WORLD PETROLEUM COUNCIL (SPE/WPC) DEFINITION FOR PROBABLE RESERVES. THE CANADIAN OIL AND GAS EVALUATION HANDBOOK STATES THERE SHOULD NOT BE A SIGNIFICANT DIFFERENCE IN ESTIMATED PROBABLE RESERVE QUANTITIES USING THE SPE/WPC DEFINITION VERSUS NI 51-101.

IN THIS PRESS RELEASE, WE REFER TO OIL AND GAS IN COMMON UNITS CALLED BARREL OF OIL EQUIVALENT (BOE). A BOE IS DERIVED BY CONVERTING SIX THOUSAND CUBIC FEET OF GAS TO ONE BARREL OF OIL (6MCF:1BBL). THIS CONVERSION MAY BE MISLEADING, PARTICULARLY IF USED IN ISOLATION, SINCE THE 6MCF:1BBL RATIO IS BASED ON AN ENERGY EQUIVALENCY AT THE BURNER TIP AND DOES NOT REPRESENT THE VALUE EQUIVALENCY AT THE WELL HEAD.


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